UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000

Not Applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Certificate of Designations of 5.800% Non-Cumulative Preference Shares, Series B, of Validus Holdings, Ltd.

4.2	Form of share certificate evidencing 5.800% Non-Cumulative Preference Shares, Series B

4.3
Deposit Agreement, dated June 20, 2017, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, Computershare Trust Company, N.A., as registrar and transfer agent, Computershare Inc., as dividend disbursing agent and redemption agent, and the holders from time to time of the depositary receipts described therein

4.4	Form of depositary receipt

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

5.2	Opinion of Appleby (Bermuda) Limited

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.2)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2017

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Certificate of Designations of 5.800% Non-Cumulative Preference Shares, Series B, of Validus Holdings, Ltd.

4.2	Form of share certificate evidencing 5.800% Non-Cumulative Preference Shares, Series B

4.3
Deposit Agreement, dated June 20, 2017, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, Computershare Trust Company, N.A., as registrar and transfer agent, Computershare Inc., as dividend disbursing agent and redemption agent, and the holders from time to time of the depositary receipts described therein

4.4	Form of depositary receipt

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

5.2	Opinion of Appleby (Bermuda) Limited

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.2)